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Schedule Y - Information Concerning Activities of Insurer
             Members of a Holding Company
Part 1 - Organizational Chart
31-Dec-02

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
Fortis (SA/NV) and Fortis N.V.
                                      Owns 100% of Fortis Utrecht                                    NETHERLANDS

Fortis Utrecht
                                      Owns 75% of Fortis Insurance N.V.                              NETHERLANDS

Fortis Bank S.A./N.V.
                                      Owns 25% of Fortis Insurance N.V.                              NETHERLANDS

Fortis Insurance N.V.
                                      Owns 100% of Fortis, Inc.                                      FEI 39-1126612 - NV

Fortis, Inc.
                                      Owns 1% of Dental Health Alliance, LLC                         FEI 13-3830846 - DE
                                      Owns 100% of Core, Inc.                                        FEI 04-2828817 - MA
                                      Owns 100% of Dental Care Holdings, Inc.                        FEI 13-4195935 - DE
                                      Owns 100% of First Fortis Life Insurance Company               FEI 13-2699219; NAIC 81477 - NY
                                      Owns 100% of Florida Office Corp.                              FEI 13-3896525 - DE
                                      Owns 100% of Fortis Family, Inc.                               FEI  58-2315775 - GA
                                      Owns 100% of Fortis Legacy Place, Inc.                         FEI 13-3882719 - DE
                                      Owns 100% of Insureco, Inc.                                    FEI 33-0658229 - CA
                                      Owns 100% of Interfinancial Inc.                               FEI 13-3036467 - GA
                                      Owns 100% of Jacksonville Apartments, Inc.                     FEI 13-3868664 -DE

Core, Inc.
                                      Owns 100% of Disability Reinsurance Management Services, Inc.  FEI 01-0483086 - DE
                                      Owns 100% of SSDC, Corp.                                       FEI 38-3357459 - DE

Dental Care Holdings, Inc.
                                      Owns 100% of Denticare of Alabama, Inc.                        FEI 59-3063687 - AL
                                      Owns 100% of Denticare of Arkansas, Inc.                       FEI 73-1274686; NAIC 95813 - AK
                                      Owns 100% of Denticare, Inc.  (KY)                             FEI 59-2228719; NAIC 96200 - KY
                                      Owns 100% of Denticare, Inc. (FL)                              FEI 59-1652450; NAIC 52016 - FL
                                      Owns 100% of Fortis Benefits DentalCare of New Jersey, Inc.    FEI 52-1565653; NAIC 11244 - NJ
                                      Owns 100% of Fortis Benefits DentalCare of Wisconsin, Inc.     FEI 39-1586450; NAIC 95129 - WI
                                      Owns 100% of Georgia Dental Plan, Inc.                         FEI 58-1909945 - GA
                                      Owns 100% of International Dental Plans, Inc.                  FEI 59-2327793; NAIC 52011 - FL
                                      Owns 100% of UDC Dental California, Inc. dba United Dental
                                        Care of California                                           FEI 33-0360239; NAIC 52031 - CA
                                      Owns 100% of UDC Ohio, Inc.                                    FEI 74-2609036; NAIC 52022 - OH
                                      Owns 100% of United Dental Care Insurance Company              FEI 86-0538651; NAIC 97870 - AZ
                                      Owns 100% of United Dental Care of Arizona, Inc.               FEI 86-0517444; NAIC 47708 - AZ
                                      Owns 100% of United Dental Care of Colorado, Inc.              FEI 86-0631335; NAIC 52032 -CO
                                      Owns 100% of United Dental Care of Indiana, Inc.               FEI 31-1307814; NAIC 52034 - IN
                                      Owns 100% of United Dental Care of Michigan, Inc.              FEI 38-2833988 - MI
                                      Owns 100% of United Dental Care of Nebraska, Inc.              FEI 86-0676044; NAIC 52033 - NE
                                      Owns 100% of United Dental Care of New Mexico, Inc.            FEI 86-0384270; NAIC 47042 - NM
                                      Owns 100% of United Dental Care of Pennsylvania, Inc.          FEI 75-2635406; NAIC 47014 - PA
                                      Owns 100% of United Dental Care of Texas, Inc.                 FEI 75-2076282; NAIC 95142 - TX
                                      Owns 100% of United Dental Care of Utah, Inc.                  FEI 75-2635404; NAIC 95450 - UT
                                      Owns 100% of United Dental Care, Inc.                          FEI 63-1197769 - DE

United Dental Care, Inc.
                                      Owns 100% of Denticare of Oklahoma, Inc.                       FEI 73-1153844; NAIC 47023 - OK
                                      Owns 100% of UDC Life and Health Insurance Company             FEI 73-1394955; NAIC 65929 - OK
                                      Owns 100% of United Dental Care of Missouri, Inc.              FEI 75-2481527; NAIC 47044 - MO

Insureco, Inc.
                                      Owns 100% of Assurant Reinsurance of Turks & Caicos, Ltd.      TURKS & CAICOS
                                      Owns 100% of Insureco Services, Inc.                           FEI 95-2698862 - CA

Insureco Services, Inc.
                                      Owns 100% of Adjusco, Inc. (fka Insureco Adjusters, Inc.)      FEI 95-2818626 - CA
                                      Owns 100% of Crown Valley Insurance Agency of Florida, Inc.    FEI 58-1455734 - FL
                                      Owns 100% of Crown Valley Insurance Agency, Inc.               FEI 95-3089343 - CA
                                      Owns 100% of Insureco Agency & Insurance Services, Inc. (CA)   FEI 95-3097622 - CA
                                      Owns 100% of Insureco Agency & Insurance Services, Inc. (HI)   FEI 95-3990223 - HI
                                      Owns 100% of Insureco Agency & Insurance Services, Inc. (MA)   FEI 04-3373573 - MA
                                      Owns 100% of Insureco Agency & Insurance Services, Inc. (NV)   FEI 88-0181942 - NV
                                      Owns 100% of Insureco Agency & Insurance Services, Inc. (OH)   FEI 31-0161049 - OH
                                      Owns 100% of Insureco Agency & Insurance Services, Inc. (TX)   FEI 74-2230714 - TX
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
Interfinancial Inc.
                                      Owns 100% of American Security Insurance Company               FEI 58-1529575; NAIC 42978 - DE
                                      Owns 100% of Fortis Benefits Insurance Company                 FEI 81-0170040; NAIC 70408 - MN
                                      Owns 100% of Fortis Insurance Company                          FEI 39-0658730; NAIC 69477 - WI
                                      Owns 100% of John Alden Financial Corporation                  FEI 59-2840712 - DE
                                      Owns 100% of United Family Life Insurance Company              FEI 13-3036472; NAIC 91693 - GA

American Security Insurance Company
                                      Owns 100% of Standard Guaranty Insurance Company               FEI 58-1529579; NAIC 42986 - DE
                                      Owns 100% of Union Security Life Insurance Company             FEI 58-1529581; NAIC 98884 - DE

Fortis Benefits Insurance Company
                                      Owns 99% of Dental Health Alliance, LLC                        FEI 13-3830846 - DE
                                      Owns 100% of Gala, Inc.                                        FEI 63-1115291 - AL

John Alden Financial Corporation
                                      Owns 100% of Houston National Life Insurance Company           FEI 74-2080029; NAIC 90379 - TX
                                      Owns 100% of JA Services, Inc.                                 FEI 65-0040859 - DE

Houston National Life Insurance
  Company
                                      Owns 100% of John Alden Life Insurance Company                 FEI 41-0999752; NAIC 65080 - WI

John Alden Life Insurance Company
                                      Owns 100% of North Star Marketing Corporation                  FEI 59-2394561 - OH

JA Services, Inc.
                                      Owns 100% of John Alden Horizon Health, Inc.                   FEI 65-0457005 - NV
                                      Owns 100% of John Alden Service Warranty Corporation           FEI 65-0362333 - DE
                                      Owns 100% of John Alden Service Warranty Corporation
                                        of Florida                                                   FEI 65-0362330 - FL
                                      Owns 100% of John Alden Systems Company                        FEI 41-0946005 - MN
                                      Owns 100% of NSM Sales Corporation                             FEI 65-0416844 - NV

United Family Life Insurance Company
                                      Owns 100% of American Bankers Insurance Group                  FEI 59-1985922- FL
                                      Owns 100% of American Memorial Life Insurance Company          FEI 46-0260270; NAIC 67989- SD

American Memorial Life Insurance
  Company
                                      Owns 100% of Rushmore National Life Insurance Company          FEI 46-0184173; NAIC 68586- SD

American Bankers Insurance
  Group, Inc.
                                      Owns 100% of AB Warranty Company                               FEI 65-0344416 - DE
                                      Owns 100% of American Bankers Dominicana, S.A.                 DOMINICAN REPUBLIC
                                      Owns 100% of American Bankers Capital, Inc.                    FEI 59-2731675 - DE
                                      Owns 100% of American Bankers Financial Services, L.L.C.       FEI 38-3443906 - MI
                                      Owns 100% of American Bankers Insurance Company of Florida     FEI 59-0593886; NAIC 10111- FL
                                      Owns 100% of Assurant Services Ireland, Ltd.                   IRELAND
                                      Owns 100% of American Bankers International Division, Inc.     FEI 66-0568288 - PR
                                      Owns 100% of American Bankers Life Assurance Company
                                        of Florida                                                   FEI 59-0676017; NAIC 60275 - FL
                                      Owns 100% of American Bankers Management Company, Inc          FEI 65-0597010 - FL
                                      Owns 100% of American Bankers Sales Corporation, Inc.          FEI 59-1967729 - FL
                                      Owns 100% of American Reliable Insurance Company               FEI 41-0735002; NAIC 19615 - AZ
                                      Owns 100% of Assurant Group, Ltd.                              UNITED KINGDOM
                                      Owns 100% of Assurant Membership Services, Inc.                CANADA
                                      Owns 100% of Assurant Services Denmark A/S                     DENMARK
                                      Owns 100% of Bankers Atlantic Reinsurance Company              FEI 98-0152782 - TURKS & CAICOS
                                      Owns 100% of Computer Insurance Agency, Inc (CA)               FEI 31-1265003 - CA
                                      Owns 100% of Dominion Automobile Association                   CANADA
                                      Owns 100% of Federal Warranty Service Corporation              FEI 36-3596362 - IL
                                      Owns 100% of Financial Exchange, Inc.                          FEI 75-1391092 - TX
                                      Owns 100% of Guardian Investment Services, Inc.                FEI 59-2720545 - FL
                                      Owns 100% of International Financial Group, Inc.               FEI 75-2533456 - TX
                                      Owns 100% of MSDiversified Corp.                               FEI 64-0660045 - MS
                                      Owns 100% of National Insurance Agency                         FEI 59-1357775 - FL
                                      Owns 100% of Quail Roost Properties, Inc.                      FEI 59-1414202 - FL
                                      Owns 100% of Roadgard Motor Club, Inc.                         FEI 59-2192619 - FL
                                      Owns 100% of Safeware, The Insurance Agency, Inc. (OH)         FEI 31-1073966 - OH
                                      Owns 100% of Sureway, Inc.                                     FEI 59-1532747 - DE
                                      Owns 100% of Voyager Group, Inc.                               FEI 59-1236556 - FL
                                      Owns 100% of Voyager Life and Health Insurance Company         FEI 58-1023083; NAIC 71196 - GA
                                      Owns 100% of Voyager Life Insurance Company                    FEI 59-1090425; NAIC 66699 - GA
                                      Owns 100% of Voyager Service Warranties, Inc.                  FEI 59-2675787 - FL

American Bankers Insurance Company
  of Florida
                                      Owns 54% of Caydeaux Group, Ltd.                               CAYMAN ISLANDS
                                      Owns 100% of American Bankers General Agency, Inc.             FEI 74-2135158 - TX
                                      Owns 100% of EGC Management Corporation                        FEI; NAIC  -
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
American Bankers International
  Division, Inc.
                                      Owns 1% of Assurant Services Brasil, Limitada                  BRASIL
                                      Owns 1% of Assurant Brasil S.A.                                BRASIL
                                      Owns 74% of Caribbean American Property Insurance Company      FEI 66-0481184; NAIC 30590 - PR
                                      Owns 100% of ABIG Holding de Espana, S.L.                      SPAIN
                                      Owns 100% of Caribbean American Insurance Agency Company       FEI 66-0520042 - PR
                                      Owns 100% of Caribbean American Life Assurance Company         FEI 66-0448783; NAIC 73156 - PR

ABIG Holding de Espana, S.L.
                                      Owns 99% of American Bankers Argentina
                                        Compania de Seguros, S.A.                                    ARGENTINA
                                      Owns 99% of Assurant Brasil S.A.                               BRASIL
                                      Owns 99% of Assurant Services Brasil, Limitada                 BRASIL

Assurant Brasil S.A.
                                      Owns 100% of Assurant Seguradora S.A.                          BRASIL

American Bankers Life Assurance
  Company of Florida
                                      Owns  79% of  Condeaux Life Insurance Company                  FEI 86-0420893; NAIC 94625 - AZ

American Bankers Management
  Company, Inc.
                                      Owns 100% of Consumer Assist Network Association, Inc.         FEI 65-0597011 - DE

American Reliable Insurance
  Company
                                      Owns 100% of Caravanner Insurance, Inc. of Arizona             FEI - AZ

Assurant Group LTD
                                      Owns 100% of Assurant Membership Service, Ltd.                 UNITED KINGDOM
                                      Owns 100% of Bankers Insurance Company, Ltd.                   UNITED KINGDOM
                                      Owns 100% of Bankers Life Assurance Company, Ltd.              UNITED KINGDOM

Bankers Insurance Company, Ltd.
                                      Owns 100% of Bankers Insurance Service Company, Limited        UNITED KINGDOM

Caribbean American Life Assurance
  Company
                                      Owns 26% of Caribbean American Property Insurance Company      FEI 66-0481184; NAIC 30590 - PR

EGC Management, Inc.                  Controls thru a management agreement - Specialty Lloyds        FEI 74-2289453; NAIC 28843 - TX
                                        Insurance Company

Federal Warranty Service
  Corporation
                                      Owns 100% of Federal Warranty Service                          CANADA

Financial Exchange, Inc.
                                      Attorney in fact for: Financial Insurance Exchange             FEI 75-1391093; NAIC 18570 - TX

Guardian Investment Services, Inc.
                                      Owns 0.01% of American Bankers Argentina                       ARGENTINA
                                        Compania de Seguros, S.A.

Gulf Atlantic Insurance Agency
                                      Owns 100% of United Service Protection, Inc.                   FEI 59-1794848 - FL

International Financial Group
                                      Owns 100% of American Association for Financial
                                        Institution Services                                         FEI 75-2337610 - TX
                                      Owns 100% of PAS Financial Group, Inc.                         FEI 75-2321226 - TX

MSDiversified Corp.
                                      Owns 100% of Gulf Atlantic Insurance Agency, Inc.              FEI 59-1608916 - FL
                                      Owns 61% of MS Casualty Insurance Co.                          FEI 64-0681628; NAIC 15008 - MS
                                      Owns 100% of MS Financial Services, Inc.                       FEI 64-0779440 - MS
                                      Owns 100% of MS Life Insurance Company                         FEI 86-0275686; NAIC 83380 - MS
                                      Owns 100% of MS Loan Center, Inc.                              FEI 64-0847246 - MS
                                      Owns 100% of United Service Protection Corporation             FEI 64-0906751 - DE

MS Financial Services, Inc.
                                      Owns 100% of United Services Protection Corporation            CANADA

MS Life Insurance Company
                                      Owns 21% of Commerce National Insurance Co.                    FEI 64-0759872; NAIC 82767 - MS
                                      Owns 79% of Life Insurance Company of Mississippi              FEI 64-0614963; NAIC 89133 - MS
                                      Owns 61% of MS Diversified Life Insurance                      FEI 64-0740613; NAIC 78310 - MS
                                      Owns 39% of MS Casualty Insurance Co.                          FEI 64-0681628; NAIC 15008 - MS

Sureway, Inc.
                                      Owns 100% of Guardian Travel, Inc.                             FEI 59-2519974 - FL

Voyager Group Inc.
                                      Owns 100% of Voyager American Insurance Company, Ltd.          FEI 65-0508336 - Turks & Caicos
                                      Owns 100% of Voyager Indemnity Insurance Company               FEI 58-1455416; NAIC 40428 - GA
                                      Owns 100% of Voyager Property and Casualty Insurance
                                        Company                                                      FEI 57-0665589; NAIC 35971 - SC
                                      Owns 100% of Voyager Service Programs Inc.                     FEI 59-3110220 - FL
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